EXHIBIT (B)(2)

                                 CERTIFICATIONS

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Adjustable Rate Securities Portfolios (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of the Adjustable Rate Securities Portfolios for the period ended 4/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  June 6, 2003

/S/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration


A signed original of this written statement required by Section 906 has been provided to Adjustable Rate Securities Portfolios and will be retained by Adjustable Rate Securities Portfolios and furnished to the Securities and Exchange Commission or its staff upon request.













CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kimberley H. Monasterio, Chief Financial Officer of the Adjustable Rate Securities Portfolios (the "Registrant"), certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant's periodic report on Form N-CSR of the Adjustable Rate Securities Portfolios for the period ended 4/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  June 6, 2003


/S/KIMBERLEY H. MONASTERIO
Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Adjustable Rate Securities Portfolios and will be retained by Adjustable Rate Securities Portfolios and furnished to the Securities and Exchange Commission or its staff upon request.